                                                                    EXHIBIT 10.5


                              CONTRATO DE TRABALHO


Pelo presente instrumento, de um lado NETSTREAM TELECOM LTDA., EMPRESA com sede a Avenida Juscelino Kubitschek, n(o) 1830, 9(o) torre 2, parte, Sao Paulo - SP, CGC/MF n(o) 02.667.694/0001-40, doravante denominada EMPRESA, e de outro lado CARLOS ANTONIO DA COSTA ANDRE, brasileiro, estado civil casado, residente a Av. Prof. Alceu Maynard de Araujo, 443 - apt. 881, CEP 04726-160 - Sao Paulo - SP, RG n(o) 35.849.001-7 e CPF/MF n(o) 824.152.347-53, doravante denominado
PROFISSIONAL, acordam as seguintes condicoes, integrantes do contrato de trabalho ora firmado.


1
Objeto
O PROFISSIONAL e admitido para exercer a funcao de Diretor Presidente na EMPRESA, sendo sua responsabilidade a coordenacao de todas as atividades relacionadas, orgaos e empregados da EMPRESA.


2
Salario
Pelo seu trabalho, o PROFISSIONAL fara jus as seguintes verbas:

a) salario base mensal de R$ 40.000,00 (quarenta mil reais) por mes;

b) premio em caso de atingimento de metas, diretamente relacionadas a parametros e criterios que serao definidos anualmente pela EMPRESA, cujo valor target correspondera a 75% da remuneracao anual. Para os efeitos deste contrato, entende-se por valor target o total que sera pago caso sejam cumpridas todas as metas propostas pela EMPRESA, e por remuneracao anual o total de 12 (doze) salarios, 13(o) salario e remuneracao de ferias (incluindo o abono constitucional de 1/3), pagos pela EMPRESA ao PROFISSIONAL no periodo de 12 (doze) meses compreendido entre janeiro de dezembro.


3
Duracao do Contrato

3.1
O presente contrato entrara em vigor na data de sua assinatura, e perdurara por prazo indeterminado, podendo ser rescindido a qualquer tempo, nos termos da lei trabalhista em vigor.


4
Local de Trabalho
O local de trabalho sera a sede da EMPRESA, em Sao Paulo; no entanto, ocorrendo necessidade de servico, o PROFISSIONAL aceita transferencia para outra localidade, no pais ou no exterior.


5
Viagens
O PROFISSIONAL estara sempre a disposicao para efetuar viagens, domesticas ou internacionais, por necessidade de servico, as quais serao reguladas por normas da EMPRESA.


6
Sigilo

6.1
O PROFISSIONAL declara estar ciente e concorda que todas as informacoes que nao forem de conhecimento publico referentes aos negocios da EMPRESA incluindo, sem se limitar, informacoes relativas a seus produtos, relacao e consumo de clientes, precos, segredos comerciais, patentes, metodos de negocio, informacoes de custo, "business plans", salarios e estrategias doravante denominadas INFORMACOES CONFIDENCIAIS sao consideradas propriedade da EMPRESA.

O PROFISSIONAL reconhece e concorda que todas as INFORMACOES CONFIDENCIAIS produzidas pelo executivo ou as quais ele teve acesso, que nao forem de conhecimento publico, sao propriedade unica e exclusiva da EMPRESA, e a sua divulgacao, a quem quer que seja, causa danos a EMPRESA e e expressamente vedada.

6.2
O PROFISSIONAL concorda em manter a obrigacao de sigilo pelo periodo de ate 10
(dez) anos contados do termino de seu contrato de trabalho. O PROFISSIONAL devolvera todos os documentos, memorandos, desenhos, informacoes e quaisquer papeis considerados informacoes confidenciais que estiverem em sua posse ou controle por ocasiao da rescisao de seu contrato de trabalho, seja qual for a razao. Nao se aplicam as obrigacoes de sigilo ora mencionadas as INFORMACOES CONFIDENCIAIS que:

-        tornarem-se de conhecimento publico sem a participacao do PROFISSIONAL

- cuja divulgacao tenha sido requerida por ordem judicial ou administrativa

-        cuja divulgacao tenha sido autorizada previamente e por escrito pela
         EMPRESA

6.3
O PROFISSIONAL obriga-se a empregar seus melhores esforcos para impedir que quaisquer outros empregados da EMPRESA divulguem as informacoes confidenciais, tanto pelo periodo no qual perdurar este contrato, quanto apos o seu termino.

6.4
Fica expressamente acordado que eventual quebra do procedimento estabelecido pela EMPRESA a respeito de sigilo sera tratada, para os fins legais, como falta grave praticada pelo PROFISSIONAL, que indenizara ainda a EMPRESA pelos prejuizos decorrentes.


7
Exclusividade
O PROFISSIONAL trabalhara para a EMPRESA em regime de exclusividade, nao podendo desenvolver qualquer outra atividade PROFISSIONAL, remunerada ou nao.


8
Invencoes, Patentes e Autoria

8.1
Qualquer invento ou aperfeicoamento realizado pelo PROFISSIONAL durante a vigencia do contrato de trabalho, decorrente tambem de recursos, dados, meios, tempo remunerado, informacoes ou equipamentos da EMPRESA, pertencera exclusivamente a esta.

8.2
Fica a EMPRESA autorizada a, como pessoa juridica, requerer o privilegio e obter patente correspondente, para o que, por esta estipulacao expressa, possui, desde ja, permissao equivalente a cessao, para os fins e efeitos legais.

8.3
O disposto nesta clausula, especialmente quanto a cessao de direitos, aplica-se aos casos de edicao de livros tecnicos promovida pela EMPRESA, pertencendo a esta os dados e informacoes tecnicas desenvolvidas na vigencia do contrato.



9
Normas Disciplinares

9.1
O PROFISSIONAL se obriga a respeitar as regras disciplinares da EMPRESA, constantes de Regulamentos, Avisos, Boletins, Circulares ou quaisquer outros procedimentos normativos.

9.2
O PROFISSIONAL tem ciencia de que lhe e vedado, auferir ou receber de terceiros, qualquer vantagem de ordem pessoal em virtude ou em decorrencia do exercicio de suas funcoes, ou do proprio vinculo de emprego.

9.3
A EMPRESA podera cobrar em juizo ou descontar da remuneracao do PROFISSIONAL o valor de eventuais danos por este causados ao patrimonio da EMPRESA.



10.
Acordo de Nao-Concorrencia
10.1
O PROFISSIONAL reconhece a aceita que a EMPRESA tem legitimo interesse em proteger-se do fato de o PROFISSIONAL venha ser empregado em cargo de gerencia em outra empresa que compete com a

EMPRESA. O PROFISSIONAL e a EMPRESA, tendo considerado a melhor forma de proteger os legitimos interesses da EMPRESA, sem que deste fato resulte prejuizos injustificados ao PROFISSIONAL, neste ato acordam as seguintes restricoes, sendo as mais razoaveis e justas nesta circunstancia. Durante o Contrato de Trabalho e por um periodo de 12 (doze) meses apos a rescisao do Contrato de Trabalho por qualquer motivo, o PROFISSIONAL compromete-se a nao, direta ou indiretamente (seja como proprietario, socio ou empreendedor, acionista, diretor, executivo, empregado ou consultor, ou na capacidade de presidente ou representante de empresa ou por intermedio de qualquer pessoa, subsidiaria ou empregado para agir como nomeado ou representante de empresa):

10.2
Associar-se com qualquer pessoa, firma, associacao, sociedade de pessoas, sociedade ou qualquer outra EMPRESA que, diretamente possa competir com qualquer servico ou produto que a EMPRESA ofereca a seus clientes, ou que a EMPRESA tenha tomado providencias para comecar a oferecer, considerando que tais providencias sejam significativas para a atividade da EMPRESA, dentro do plano de atividades da mesma, considerando que a presente restricao nao e aplicavel se o interesse ou associacao do PROFISSIONAL nao estiver relacionado aos negocios da EMPRESA, a nao ser que tais servicos sejam parte significativa das atividades da EMPRESA no plano de atividades da mesma.

10.3
Tomar providencias, direta ou indiretamente, para financiar, garantir ou promover qualquer assistencia material para qualquer pessoa, firma, associacao, sociedade de pessoas, sociedade ou qualquer outra empresa que tenha relacoes comerciais ou contrate negocios que digam respeito as atividades da EMPRESA;

10.4
Influenciar ou tentar influenciar qualquer pessoa, firma, associacao, sociedade de pessoas, sociedade ou outra empresa que seja parte em contratos com a EMPRESA durante o Periodo de Restricao para rescindir qualquer contrato escrito com a EMPRESA, ou

10.5
Admitir ou tentar admitir para ser empregado qualquer pessoa que esteja empregado pela EMPRESA na epoca, ou que o contrato de trabalho com a EMPRESA tenha terminado ha menos de 06 (seis) meses antes desse periodo, ou tentar influenciar qualquer pessoa a rescindir seu contrato de trabalho com a EMPRESA.


10.6
As provisoes restritivas deste contrato nao proibem o PROFISSIONAL de ter investimento em acoes de qualquer sociedade que tenha relacoes comerciais com a EMPRESA, sendo tais acoes listadas ou negociadas em mercado de balcao, considerando que tal posicao nao exceda 2% do valor da sociedade ou de seu poder de voto e que nao garanta ao investidor controle de tal sociedade. Para fins do presente contrato, o termo "EMPRESA" deve incluir a EMPRESA e todas as suas EMPRESAs filiadas.

10.7 As provisoes restritivas deste contrato estao limitadas ao territorio da America Latina.

10.8 A EMPRESA se compromete a pagar ao PROFISSIONAL durante o periodo em que estiver obrigado a cumprir a clausula de nao competicao e nao-solicitacao uma quantia em reais correspondente a um ano de remuneracao (de acordo con clausula
2b), desde que o PROFISSIONAL tenha sido dispensado sem justa causa.

11
Quebra de Disposicoes Contratuais

11.1
O PROFISSIONAL reconhece que a violacao, por sua parte, de qualquer acordo previsto neste contrato, podera causar danos incomensuraveis e irreparaveis para a EMPRESA. O PROFISSIONAL declara que sua condicao financeira e tal que as previsoes contratuais, incluindo nao-competicao, nao-solicitacao de empregados, sigilo e clausulas de invencoes, patentes e direitos autorais, nao ira impedir o seu sustento e de sua familia de maneira satisfatoria a si e a sua familia. Desta forma, o PROFISSIONAL concorda que a EMPRESA tera direito de acao perante qualquer Juizo competente diante de qualquer violacao ou ameaca de violacao de qualquer das disposicoes, alem de qualquer outra medida garantidas a EMPRESA. O descumprimento de qualquer das disposicoes deste contrato por parte do PROFISSIONAL, desobriga a EMPRESA de qualquer obrigacao de pagar ao PROFISSIONAL qualquer verba em decorrencia deste contrato ou de qualquer plano de incentivo ou "stock option" oferecido pela EMPRESA, e gera o direito da EMPRESA de ser reembolsada pelo PROFISSIONAL, por meio de acao competente, de todos os valores previamente pagos a este titulo ao PROFISSIONAL nos 06 (seis) meses precedentes a tal rescisao contratual, no que diz respeito a "stock options".

Sao Paulo, 15 de marco de 2000.

 /s/ John a. Haigh
 ---------------------------
 JOHN A. HAIGH
 PRESIDENT
 INTERNATIONAL VENTURES ORGANIZATION

 /s/ Marie Santana 3/16/00
 ---------------------------
 MARIE SANTANA
 HUMAN RESOURCES VICE PRESIDENT
 INTERNATIONAL OPERATIONS

 /s/ Carlos Antonio da Costa Andre
 ---------------------------------
 CARLOS ANTONIO da COSTA ANDRE

                               ACORDO COMPLEMENTAR

Pelo presente instrumento, de um lado NETSTREAM TELECOM LTDA., empresa com sede a Avenida Juscelino Kubitschek, n(o) 1830, 9(o) torre 2, parte, Sao Paulo - SP, CGC/MF n(o) 02.667.694/0001-40, doravante denominada EMPRESA, e de outro lado CARLOS ANTONIO da COSTA ANDRE, brasileiro, estado civil casado, residente a Av. Prof. Alceu Maynard de Araujo, 443 - apt. 881, CEP 04726-160 - Sao Paulo - SP, RG n(o) 35.849.001-7 e CPF/MF n(o) 824.152.347-53, doravante denominado
PROFISSIONAL, acordam as seguintes condicoes complementares ao contrato de trabalho firmado.

1.
Gratificacao
A NETSTREAM pagara ao PROFISSIONAL uma gratificacao pelo seu ingresso na empresa, em parcela unica, equivalente em Reais a US$ 50,000 (cinquenta mil dolares norte-americanos), ate dois meses apos a assinatura deste instrumento.

A gratificacao pressupoe a permanencia na Netstream por pelo menos 18 meses. O nao cumprimento deste prazo implica a devolucao do valor de gratificacao proporcional ao periodo nao cumprido.


2.
Balanco salarial
A NETSTREAM fara um balanco salarial por ocasiao de cada pagamento de premiacao ao PROFISSIONAL contemplando os acertos mensais referentes a diferenca entre o salario pago em reais e o correspondente salario, em reais, indexado em dolares, devendo ser considerado, para este calculo, a taxa PTAX emitida pelo Banco Central referente ao ultimo dia util de cada mes. O montante total oriundo deste balanco deve ser creditado adicionalmente ao valor de premiacao, de acordo com a seguinte formula:

A= salario mensal inicial em dolares, equivalente a US$ 22,557 dolares americanos

B= taxa de conversao de dolares para reais vigente no ultimo dia util de cada mes, considerando, para tanto, a taxa PTAX emitida pelo Banco Central

C= valor devido, em reais

D= valor efetivamente pago, em reais

E= diferenca mensal para computo no balanco salarial

(A) x (B) = (C)
(C) - (D) = (E)

2.1
O Balanco Salarial sera considerado adiantamento do dissidio anual estabelecido em Acordo Coletivo.

3.
Automovel
A NETSTREAM disponibilizara para uso do PROFISSIONAL automovel no valor maximo de R$ 85.000,00 (oitenta e cinco mil reais). Aplicam-se todas as regras referentes a politica de veiculos da Netstream, que encontra-se no anexo I.

4.
"Stock Options"

4.1
Na medida em que seja viavel, em data
apos o Fechamento da fusao entre AT&T Latin America e Firstcom, a NETSTREAM fara com que AT&T Latin America conceda ao PROFISSIONAL 200.000 opcoes de acoes ordinarias da AT&T Latin America ("Opcoes"). O direito ao exercicio das opcoes sera adquirido, no que diz respeito a 25% (vinte e cinco por cento) dessas acoes no primeiro aniversario contados da inicio do contrato de trabalho, 25% no segundo aniversario, 25% no terceiro aniversario, e os 25% restantes no quarto aniversario. As opcoes serao concedidas de acordo com o plano de incentivo "Stock Options" a ser implantado pela AT&T Latin America Corp. e devem estar adstritas aos termos e condicoes desse plano e tambem ao Acordo de "Stock Option" se sera feito entre o PROFISSIONAL e a NETSTREAM.



Sao Paulo, 15 de marco de 2000.

 /s/ John A. Haigh
 ---------------------------
 JOHN A. HAIGH
 PRESIDENT
 INTERNATIONAL VENTURES ORGANIZATION

 /s/ Marie Santana
 ---------------------------
 MARIE SANTANA
 HUMAN RESOURCES VICE PRESIDENT
 INTERNATIONAL OPERATIONS

 /s/ Carlos Antonio da Costa Andre
 ---------------------------------
 CARLOS ANTONIO da COSTA ANDRE

                   ENGLISH TRANSLATION OF EMPLOYMENT CONTRACT


Through this instrument, NETSTREAM TELECOM LTDA., a COMPANY based out of Avenida Juscelino Kubitschek N(Degree) 1830, 9th floor, Tower 2, part, Sao Paulo - SP, CGC/MF N(Degree) 02.667.694/0001-40, hereinafter called the COMPANY, and CARLOS ANTONIO DA COSTA ANDRE, brazilian, married, resident at Av. Prof. Alceu Maynard de Araujo, 443 - apt. 881, CEP 04726-160 - Sao Paulo - SP, ID No. 35.849.001-7
and CPF/MF N(Degree) 824.152.347-53, hereinafter called the EXECUTIVE, agree on the following conditions that form an integral part of the Employment Contract signed hereby.


1
Purpose
The EXECUTIVE is employed in the position of Managing Director / CEO of the COMPANY, being responsible for the coordination all activities related thereto, as well as the departments and employees of the COMPANY.


2
Salary
For his work, the EXECUTIVE will be paid the following amounts:

a) basic monthly wage of R$ 40.000,00 (forty thousand
Reais) per month;

b) bonus for reaching the targets related directly to the parameters and criteria to be defined by the COMPANY on an annual basis, and whose target value will correspond to 75% of the annual remuneration. For the purposes of this contract, the target value is taken to mean the total amount to be paid should all targets set by the COMPANY be met; annual remuneration is taken to mean the total of 12 (twelve) monthly wages, 13th wage and vacation pay (including the one-third vacation bonus due under the Brazilian Constitution), paid by the COMPANY to the EXECUTIVE during the period of 12 (twelve) months between January and December.


3
Duration of the Contract
3.1
This Contract will enter into effect on the date of signature thereof, and will remain effective for an unspecified period; it may be rescinded at any time, in compliance with Brazilian Labor Law.


4
Work Place
The work place will be the head offices of the COMPANY in Sao Paulo; however, should business purposes so require, the EXECUTIVE hereby accepts a transfer to another location, in Brazil or abroad.


5
Travel
The EXECUTIVE will always be available for domestic or international travel when required for business purposes, with such trips governed by COMPANY rules.


6
Non-Disclosure

6.1
The EXECUTIVE hereby declares that he is cognizant and in agreement that all information that is not public knowledge with regard to the businesses of the COMPANY including but not limited to information on its products, customer relationships and consumption, prices, commercial secrets, patents, business methods, cost data, business plans, wages and strategies, hereinafter called CONFIDENTIAL INFORMATION, is considered the property of the COMPANY.


The EXECUTIVE acknowledges and agrees that all CONFIDENTIAL INFORMATION produced by the executive or to which he has access and which is not public knowledge is the sole and exclusive property of the COMPANY, and that the disclosure thereof to any person whatsoever causing losses and damages to COMPANY is expressly prohibited.

6.2
The EXECUTIVE agrees to maintain this obligation of non-disclosure in effect for a period of up to 10 (ten) years after the termination of his employment contract. The EXECUTIVE will return all documents, memoranda, designs, drawings, information and any papers deemed to contain confidential information that he may have in his possession or control on the termination of his employment contract, regardless of the reason for such termination. The non-disclosure obligations stipulated here are not applicable to CONFIDENTIAL INFORMATION:

- That becomes public knowledge without the involvement of the EXECUTIVE

-        that is disclosed under an administrative or court order

- whose disclosure has been authorized in advance in writing by the COMPANY

6.3
The EXECUTIVE agrees to do his utmost to prevent any other employees of the COMPANY from disclosing confidential information during the validity of this contract as well as after the termination thereof.


6.4
It is expressly agreed that any possible future breach of procedure as established by the COMPANY in terms of non-disclosure will be dealt with for legal purposes as a serious fault by the EXECUTIVE, who will compensate the COMPANY for losses and damages caused thereby.


7
Exclusivity
The EXECUTIVE will work for the COMPANY on an exclusive basis, and may not undertake any other professional activities whatsoever, whether remunerated or not.


8
Inventions, Patents and Author's Rights
8.1
Any invention or improvement by the EXECUTIVE during this employment contract that is also based on the resources, data, facilities, remunerated working hours, information or equipment of the COMPANY, will belong solely thereto.

8.2
The COMPANY is hereby authorized as a corporation to apply for registration and obtain the corresponding patent, for which purpose it is hereby expressly stipulated and granted permission equivalent to the transfer and award thereof for all legal purposes and effects.

8.3
The provisions of this Clause, particularly with regard to the transfer of rights, are applicable to the publishing of technical books undertaken by the COMPANY, with all technical information and data developed during the Employment contract belonging thereto.


9
Regulations
9.1
The EXECUTIVE agrees to comply with the disciplinary rules of the COMPANY, issued through the Regulations, Announcements, Bulletins, Circulars or any other regulatory procedures.

9.2
The EXECUTIVE is aware that he may not offer or obtain from third parties any advantage of a personal nature by means or as a result of the exercise of his functions, or the employment link as such.

9.3
The COMPANY may sue through the Courts or deduct from the remuneration of the EXECUTIVE the amount of any possible future losses or damages caused thereby to the equity and assets of the COMPANY.


10.
Covenant Not to Compete.
10.1
The EXECUTIVE acknowledges and agrees that the COMPANY has a legitimate interest in being protected from the EXECUTIVE's being employed in a position of management by an entity that competes with the COMPANY. The EXECUTIVE and the COMPANY have considered carefully how best to protect the legitimate interests of the COMPANY without unreasonably restricting the economic interests of the EXECUTIVE, and hereby agree to the following restrictions, as the most reasonable and equitable under the circumstances. During the Employment Period and for a period of twelve
(12) months after the EXECUTIVE's termination of employment with the COMPANY for any reason, the EXECUTIVE will not, directly or indirectly (whether as sole proprietor, partner or venturer, stockholder, director, officer, employee or consultant or in any other capacity as principal or agent or through any person, subsidiary or employee acting as nominee or agent):


10.2
Conduct or engage in or be interested in or associated with any person, firm, association, partnership, corporation or other entity that, directly competes with any service or product that the COMPANY actually provides to its customers, or that the COMPANY has taken substantial steps to commence providing that is a significant part of the COMPANY's business or intended to be a significant part of the COMPANY's business in the COMPANY's business plan, provided that the foregoing shall not apply if the EXECUTIVE's interest or association with such competitor is unrelated to the COMPANY's business; or intended to be a significant part of the COMPANY's business in the COMPANY's business plan.


10.3

Take any action, directly or indirectly, to finance, guarantee or provide any other material assistance to any person, firm association, partnership, corporation or other entity which conducts or engages in the business with respect to any activity that competes with the COMPANY's Business;



10.4

Influence or attempt to influence any person, firm, association, partnership, corporation or other entity who is a contracting party with the COMPANY at any time during the Restriction Period to terminate any written agreement with the COMPANY, or

10.5

Hire or attempt to hire for employment any person who is employed by the COMPANY at the time of hiring or attempted hiring or whose active employment with the COMPANY ceased less than six months prior to such time, or attempt to influence any such person to terminate employment with the COMPANY.


10.6
The restrictive provisions of this Agreement shall not prohibit the EXECUTIVE from having as an investment an equity interest in the securities of any corporation engaged in the COMPANY's business, which securities are listed on a recognized securities exchange or traded in the over-the-counter market to the extent that such interest does not exceed 2% of the value or voting power of such corporation and does not constitute control of such corporation. For purposes of this Agreement, the term "COMPANY" shall include the COMPANY and each of its affiliates.

10.7 The effect of any restrictive provision of this agreement is limited to the territory of Latin America.

10.8 The COMPANY undertakes to pay the EXECUTIVE an amount in REAIS equivalent to an annual remuneration (as defined in clause 2b) for the term in which said PROFESSIONAL shall comply with the non-competition and non-soliciting clause, considering the PROFESSIONAL was terminated for no cause.


11
Breach of Certain Provisions.
11.1
The EXECUTIVE acknowledges that a violation on the EXECUTIVE's part of any of the covenants contained this Agreement would cause immeasurable and irreparable damage to the COMPANY. The EXECUTIVE represents that his economic means and circumstances are such that the provisions of this Agreement, including the non-competition, non-solicitation of employees, non-disclosure and COMPANY property provisions, will not prevent him from providing for himself and his family on a basis satisfactory to him and them. Accordingly, the EXECUTIVE agrees that the COMPANY shall be entitled to injunctive relief in any court of competent jurisdiction for any actual or threatened violation of any such covenant in addition to any other remedies it may have. Any breach by the EXECUTIVE of the provisions of this Agreement shall relieve the COMPANY of all obligations to any further payments to the EXECUTIVE pursuant to this Agreement or otherwise under any incentive or stock option made by the COMPANY and, shall entitle the COMPANY to repayment from the EXECUTIVE, upon demand, of all amounts previously paid to the EXECUTIVE following or in the six months preceding such breach with respect to previously granted "stock options".



Sao Paulo, March 15, 2000.

 /s/ John A. Haigh
 ---------------------------
 JOHN A. HAIGH
 PRESIDENT
 INTERNATIONAL VENTURES ORGANIZATION

  /s/ Marie Santana
  ---------------------------
  MARIE SANTANA
  HUMAN RESOURCES VICE PRESIDENT
  INTERNATIONAL OPERATIONS

  /s/ Carlos Antonio da Costa Andre
  ---------------------------------
  CARLOS ANTONIO DA COSTA ANDRE

                             SUPPLEMENTARY AGREEMENT

Through this instrument, NETSTREAM TELECOM LTDA., a Company with it's main offices at Avenida Juscelino Kubitschek N(Degree) 1830, 9th floor, Tower 2, part, Sao Paulo - SP, CGC/MF N(Degree) 02.667.694/0001-40, hereinafter called the COMPANY, and CARLOS ANTONIO DA COSTA ANDRE, brazilian, married, resident at Av. Prof. Alceu Maynard de Araujo, 443 - apt. 881, CEP 04726-160 - Sao Paulo - SP, ID No. 35.849.001-7 and CPF/MF N(Degree) 824.152.347-53, hereinafter called the EXECUTIVE, agree on the following supplementary conditions to the signed employment contract.


1.
Sign-On Bonus
NETSTREAM will pay the EXECUTIVE a sign-on bonus upon joining the Company, as a single payment equivalent in Reais to US$ 50,000 (fifty thousand US Dollars), within up to two months after the signature of this instrument.

This sign-on bonus is conditional remaining with Netstream for at least 18 (eighteen) months. Any failure to complete this period will result in the reimbursement of the sign-on bonus in an amount proportional to the period of time not completed.

2.
Wage Balance Sheet
NETSTREAM will draw up a Wage Balance Sheet for each payment made to the EXECUTIVE, covering the monthly adjustments for the difference between the wage paid in Reais and the corresponding dollar-indexed wage in Reais. This calculation should be based on the PTAX rate issued by the Brazilian Central Bank (Banco Central) for the last business day of each month. The total amount deriving from this Wage Balance Sheet should be credited, in addition to the cash bonus, according to the following formula:

A= initial monthly wage is US Dollars, equivalent to US$ 22,557

B= US$ / R$ conversion rate in effect on the last business day of the each month, based on the PTAX rate issued by the Brazilian Central Bank (Banco Central)

C= amount due, in Reais

D= amount actually paid, in Reais

E= outstanding monthly difference according to the calculation in the Wage Balance Sheet

(A) x (B) = (C)
(C) - (D) = (E)


2.1
The Wage Balance Sheet will be considered as payment in advance of the annual salary adjustment rate, provided in any Labor Union Collective Agreement.

3.
Company Car
NETSTREAM will make available for the use of the EXECUTIVE a car with a value of no more than R$ 85.000,00 (eighty-five thousand Reais). All the rules in the Netstream Vehicles Policy are applicable thereto, given in Annex I.


4.
Stock Options
4.1
As promptly as reasonably practical
following the Closing Date of the merger between AT&T Latin America and Firstcom, NETSTREAM shall cause AT&T Latin America to grant the EXECUTIVE 200,000 options of AT&T Latin America common stock (the "Options"). The Options shall vest and become exercisable with respect to twenty-five percent (25%) of the shares subject to the Options upon the first anniversary of the grant date, twenty-five percent (25%) upon the on the second anniversary of the grant date, twenty-five percent (25%) upon the third anniversary of the grant date, and the final twenty-five percent (25%) on the fourth anniversary of the grant date. The Options shall be granted pursuant to a stock incentive plan to be adopted by AT&T Latin America Corp. and shall be subject the terms and conditions of the plan and the related stock option agreement to be entered into between the EXECUTIVE and NETSTREAM.

Sao Paulo, March 15, 2000.

 /s/ John A. Haigh
 ---------------------------
 JOHN A. HAIGH
 PRESIDENT
 INTERNATIONAL VENTURES ORGANIZATION

 /s/ Marie Santana
 ---------------------------
 MARIE SANTANA
 HUMAN RESOURCES VICE PRESIDENT
 INTERNATIONAL OPERATIONS

 /s/ Carlos Antonio da Costa Andre
 ---------------------------------
 CARLOS ANTONIO da COSTA ANDRE